UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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ASTA FUNDING, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Tuesday, March 11, 2014, at 11:00 AM, EST time.

The enclosed Notice of Meeting and the accompanying proxy statement describe the business to be conducted at the Meeting. I also enclose a copy of the Company’s 2013 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2013.

We look forward to seeing you at the Meeting. Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder’s vote is important, whether you own a few shares or many.

Sincerely,

Gary Stern

Chairman, President and Chief Executive Officer

Dated: February 10, 2014

ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 11, 2014

The Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) will be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Tuesday, March 11, 2014, at 11:00 AM, EST, to consider and act upon the following:

1. To elect seven (7) directors of the Company, to serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified;

2. To ratify the appointment of WeiserMazars LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014; and

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of the Company’s Common Stock, par value $.01 per share, at the close of business on February 6, 2014 will be entitled to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company’s executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, for a period of ten days prior to the Meeting.

By Order of the Board of Directors

Robert J. Michel,
Chief Financial Officer and Secretary

Dated: February 10, 2014

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

i

ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

ANNUAL MEETING OF STOCKHOLDERS

MARCH 11, 2014

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the “Company,” “we” or “us”) for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631 on Tuesday, March 11, 2014, at 11:00 AM, EST, and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy, or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about February 10, 2014. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. The Board of Directors recommends a vote “FOR” proposals 1 and 2. If no directions are given by the person(s) executing the proxy, the shares will be voted in favor of proposals 1 and 2 — the election of management’s nominees to the Board of Directors and the ratification of the independent registered public accounting firm.

The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or e-mail or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by us.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on March 11, 2014. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, including financial statements, are available on the internet at http://www.proxydocs.com/asfi. Under the rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

VOTING AT THE MEETING

Who Can Vote

Only stockholders of record at the close of business on February 6, 2014, the record date, are entitled to notice of and to vote at the Meeting, and at any postponement(s) or adjournment(s) thereof. As of the record date, 12,974,239 shares of our Common Stock, $0.01 par value per share (“Common Stock”), were issued and outstanding. Holders of our Common Stock are entitled to one vote per share for each proposal presented at the Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. The cost of soliciting proxies will be borne by us including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by us in connection with the Meeting. In addition to the solicitation of proxies by mail, our employees may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. Our Annual Report on Form 10-K for the year ended September 30, 2013, which includes our consolidated financial statements, is being mailed to stockholders together with these proxy materials on or about January 28, 2014.

Any proxy not specifying to the contrary, and not designated as an abstention or broker non-vote as described below, will be voted:

•	FOR the election of the directors; and

•	FOR the ratification of the selection of WeiserMazars LLP as our independent registered public accounting firm for the 2014 fiscal year;

Should any matters not described above be properly presented at the Meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Meeting or any adjournment(s), postponement(s), or continuation(s) thereof.

What Constitutes a Quorum

The presence at the Meeting in person or by proxy of holders of outstanding Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum.

What Vote is Required

Directors are elected by a plurality of the votes cast with a quorum present. The seven persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Meeting will be elected directors of the Company. The affirmative vote of a majority of the outstanding Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required to approve (i) the ratification of the selection of WeiserMazars LLP as our independent registered public accounting firm for the 2014 fiscal year.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters such as proposal 1. Shares subject to a broker non-vote will not be considered entitled to vote with respect to proposal 1 and will not affect the outcome of proposal 1. For the selection of the independent registered public accounting firm, broker non-votes will have no effect on the outcome.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Meeting. A stockholder who attends the Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of January 28, 2014 with respect to beneficial ownership of our Common Stock by (i) each director and executive officer acting in the capacity as such on January 28, 2014, including any person holding the position of CEO or CFO at any time during the fiscal year of 2013, (ii) each person known by us to own beneficially more than five percent of our outstanding Common Stock, and (iii) all directors and executive officers as a group. This table has been prepared based on 12,974,239 shares of Common Stock outstanding on January 28, 2014. Unless otherwise indicated, the address of each such person is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage(1)
Arthur Stern	439,183	(2)	3.4%
Gary Stern	1,458,417	(3)	11.1%
Robert J. Michel	51,414	(4)	*
Mary Curtin	49,934	(5)	*
Seth Berman	42,266	(6)	*
Herman Badillo	93,500	(7)	*
Edward Celano	83,834	(8)	*
2115 Scotch Gamble Road Scotch Plains, NJ
Harvey Leibowitz	94,500	(9)	*
211 West 56th Street, Suite 20C New York, NY 10019
David Slackman	100,000	(10)	*
100 Mozart Court Eastport, NY 11941
Louis A. Piccolo	123,269	(11)	*
350 West 50th Street New York, NY 10019
Asta Group, Incorporated	842,000	(12)	6.5%
Judith R. Feder	1,565,000	(13)	12.1%
928 East 10th Street Brooklyn, NY 11230
Stern Family Investors LLC	692,000	(14)	5.3%
928 East 10th Street Brooklyn, NY 11230
GMS Family Investors LLC	862,000	(15)	6.6%
928 East 10th Street Brooklyn, NY 11230
Mangrove Partners	653,811	(16)	5.0%
645 Madison Avenue, 14th Floor, New York, NY 10022
All executive officers and directors as a group (10 persons)	2,536,316	(17)	18.3%

*	Less than 1%

(1)

Any shares of common stock that any person named above has the right to acquire within 60 days of January 28, 2014, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

(2)

Includes 107,500 shares of common stock issuable upon exercise of options, and 214,599 shares of common stock owned by Asta Group, Incorporated, which shares are attributable to Arthur Stern based on his percentage ownership of Asta Group. Excludes 349,460 shares owned by Stern Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC and 948 shares owned by GMS Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC. Arthur Stern does not have voting or investment power with respect to any of the shares held by either LLC and disclaims beneficial ownership of the shares owned by the LLCs. Excludes 10,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014. 70,000 stock options expired on November 3, 2013.

(3)

Includes 210,000 shares of common stock issuable upon exercise of options, and 285,607 shares of common stock owned by Asta Group, which shares are attributable to Gary Stern based on his percentage ownership of Asta Group. Excludes 684,945 shares owned by GMS Family Investors LLC which shares are attributable to Gary Stern based on his percentage ownership of such LLC. Gary Stern does not have voting or investment power with respect to any of the shares held by the LLC and disclaims beneficial ownership of the shares owned by the LLC. Excludes 150,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014 Also excludes 393,312 shares of common stock held by Mr. Stern’s children who are no longer minors and for which he disclaims beneficial ownership. 70,000 stock options expired November 3, 2013.

(4)

Includes 48,333 shares of common stock issuable upon exercise of options. Excludes 46,667 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014

(5)

Includes 40,000 shares of common stock issuable upon exercise of options. Excludes 43,333 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014.

(6)

Includes 42,266 shares of common stock issuable upon exercise of options. Excludes 63,333 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014

(7)

Includes 85,500 shares of common stock issuable upon exercise of options. Excludes 10,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014. 10,000 stock options expired November 3, 2013.

(8)

Includes 68,834 shares of common stock issuable upon exercise of options. Excludes 10,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014.

(9)

Includes 85,500 shares of common stock issuable upon exercise of options. Excludes 10,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014. 35,000 stock options expired November 3, 2013.

(10)

Includes 85,500 shares of common stock issuable upon exercise of options. Excludes 10,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014. 11,667 stock option expired November 3, 2013.

(11)

Includes 114,269 shares of common stock issuable upon exercise of options. Excludes 40,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014.

(12)

Asta Group, Incorporated (“Asta Group”) is owned by Arthur Stern, our Chairman Emeritus and Director, Gary Stern, our Chairman, President and Chief Executive Officer, and other members of the Stern family.

(13)

Includes 11,000 shares of common stock owned directly, 692,000 shares owned by Stern Family Investors LLC and 862,000 shares owned by GMS Family Investors LLC. Ms. Feder is the manager of each LLC and as such has sole voting and investment power of such shares.

(14)

A limited liability company of which Judith R. Feder has sole voting and investment power. Barbara Marburger has a 24.75% beneficial interest in the LLC, the Ricky Stern 2012 GST Trust has a 12.375% beneficial interest in the LLC, the Emily Stern 2012 GST Trust has a 12.375% beneficial interest in the LLC, and a trust for the benefit of the descendants of Arthur Stern, of which Judith R. Feder is trustee, has a 49.5% beneficial interest in the LLC. Barbara Marburger is the sister of Gary Stern. Ricky Stern and Emily Stern are the children of Gary Stern.

(15)

A limited liability company of which Judith R. Feder has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern of which Judith R. Feder is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

(16)

Based on information set forth on Schedule 13G filed with the SEC on June 12, 2013, jointly by The Mangrove Partners Master Fund, Ltd.; The Mangrove Partners Fund, L.P.; The Mangrove Partners Master Fund (Cayman), Ltd.; Mangrove Partners and Mangrove Capital. Nathaniel August has the power to vote and dispose of these shares.

(17)

Includes 887,702 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 28, 2014. Excludes 393,333 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 28, 2014. Excludes the shares owned in the aggregate by Stern Family Investors LLC and GMS Family Investors LLC.

PROPOSAL ONE-ELECTION OF DIRECTORS

In accordance with our Certificate of Incorporation and By-laws, the number of directors of the Company has been set by the Board of Directors at seven. At the Meeting, seven directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

All seven nominees named in this proxy statement are currently directors who will serve until their successors are duly elected and qualified. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors’ nominees will be voted for such other person.

The current Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee (the “Governance Committee”), nominated the individuals named below for election to our Board of Directors. Background information on each of the nominees is set forth below:

Name	Age	Position
Arthur Stern	93	Director, Chairman Emeritus
Gary Stern	61	Chairman, President and Chief Executive Officer
Herman Badillo(1)(3)	84	Director
Edward Celano(1)(2)(3)	75	Director
Harvey Leibowitz(1)(2)(3)	80	Director
Louis A. Piccolo	62	Director
David Slackman(2)	66	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Governance Committee

The Business Experience and Qualifications of Each Director

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: experience in the distressed consumer credit industry; regulatory; accounting and finance; capital markets; strategic planning; human resources and development practices; and board practices of other corporations. These areas are in addition to the personal qualifications described in this section. We believe that all of our current Board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each current director is as follows:

Arthur Stern has been a director and has served as Chairman Emeritus since January 2009. Mr. Stern served as Chairman of the Board of Directors and Executive Vice President of the Company since our inception in July 1994 through January 2009. Since 1963, Mr. Arthur Stern has been President of Asta Group. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in distressed consumer credit and collections which strengthens the Board’s collective qualifications, skills, and experience.

Gary Stern has been a director and the President and Chief Executive Officer of the Company since our inception in July 1994. Mr. Stern assumed the role of Chairman in January 2009. Mr. Stern had been Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in financial management and collections which strengthens the Board’s collective qualifications, skills, and experience.

Herman Badillo has been a director since September 1995. He retired as Senior Counsel at Parker, Waichman, Alonso, LLP in January 2011. Previously, he was Of Counsel at Sullivan Papain Block McGrath & Cannavo P.C. from 2005 through 2011. Mr. Badillo was a founding member of Fischbein, Badillo, Wagner & Harding, a law firm located in New York City, from 1987 through 2005. He has formerly served as Special Counsel to the Mayor of New York City for Fiscal Oversight of Education and as a member of the Mayor’s Advisory Committee on the Judiciary. Mr. Badillo served as a United States Congressman from 1971 to 1978 and Deputy Mayor of New York City from 1978 to 1979. As a result of these and other professional experiences, Mr. Badillo possesses particular knowledge and experience in regulatory and public relations which strengthens the Board’s collective qualifications, skills, and experience.

Edward Celano has been a director of the Company since September 1995. Mr. Celano has served as a consultant to Walters and Samuels, Incorporated since 2003. He was formerly a consultant with WeiserMazars, LLP., from 2001 to 2003, and an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior Vice President of NatWest Bank (now Bank of America) after having held different positions at the bank for over 20 years. As a result of these and other professional experiences, Mr. Celano possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

Harvey Leibowitz has been a director of the Company since January 2000. Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963. As a result of these and other professional experiences, Mr. Leibowitz possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc., a business consulting firm specializing in management and financial consulting, since 1988. Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc. from 1983 to 1988, and held the same positions at Debenham’s PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick. As a result of these and other professional experiences, Mr. Piccolo possesses particular knowledge and experience in accounting and management which strengthens the Board’s collective qualifications, skills, and experience.

David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as Managing Director at HT Capital Advisors LLC from August 2008 to present. Mr. Slackman served as President, Manhattan Market — New York of Commerce Bank from January 2001 through June 2008. Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994. As a result of these and other professional experiences, Mr. Slackman possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

The following are the executive officers of the Company who are not directors of the Company.

Robert J. Michel, CPA, has served as our Chief Financial Officer since February 2009. Prior to this, from 2004 to 2009, Mr. Michel served as our Controller and the Director of Financial Reporting and Compliance. Prior to joining the Company, Mr. Michel was a partner at Laurence Rothblatt & Company LLP, a CPA firm located in Great Neck, New York.

Mary Curtin was appointed as Senior Vice President in January 2008. Prior to this, from 2003 to 2008, she served as our Vice President of Operations. Prior to joining the Company, Mary Curtin spent 10 years in analytical and operational capacities within the financial industry.

Seth Berman, Esq., has served as our General Counsel since 2005 and was named Chief Compliance Officer in April 2013. From 1997 through 2004, Mr. Berman was an associate at Weil Gotshal & Manges LLP.

There are no events or legal proceedings material to an evaluation of the ability or integrity of any director or executive officer, or any nominee therefor, of the Company. Moreover, no director or executive officer of the Company, nor any nominee, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Family Relationships

Arthur Stern is the father of Gary Stern. There are no other family relationships among directors or officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

PROPOSAL TWO-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

WeiserMazars LLP was appointed as of April 9, 2013 and served as our independent registered public accounting firm during the fiscal year ended September 30, 2013. WeiserMazars LLP replaced Grant Thornton, LLP (“Grant Thornton”).

On April 9, 2013, the Audit Committee approved the dismissal of Grant Thornton as the Company’s Independent Registered Public Accounting Firm and the engagement of WeiserMazars LLP as the Independent Registered Public Accounting Firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2013. WeiserMazars LLP reviewed the second and third quarters of fiscal year 2013. Grant Thornton performed the review of the first quarter of fiscal year 2013.

During the Company’s two most recent fiscal years ended September 30, 2012 and 2011, and the subsequent interim period through April 9, 2013, there were no disagreements between the Company and Grant Thornton concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with their reports. In addition, during the Company’s two most recent fiscal years ended September 30, 2012 and 2011, and the subsequent interim period through April 8, 2013, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Grant Thornton on the consolidated financial statements of the Company as of and for the years ended September 30, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period to April 9, 2013, neither the Company, nor anyone on its behalf, consulted with WeiserMazars LLP regarding either (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.

The Company provided Grant Thornton with a copy of the Form 8-K filed with the SEC on April 15, 2013 (the “April 2013 8-K”) and requested from Grant Thornton a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter dated April 15, 2013 was attached as Exhibit 16.1 to the April 2013 8-K and incorporated herein by reference.

Our Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of WeiserMazars LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014 is not required by law, by the NASDAQ Global Select Market listing requirements or by our Certificate of Incorporation or By-laws. However, the Board of Directors is submitting the selection of WeiserMazars LLP to our stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, we will reconsider whether or not to retain that firm. Even if the selection is ratified, we may appoint a different independent registered public accounting firm during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

A representative of WeiserMazars LLP is expected to be present at the Meeting, will make such statements as WeiserMazars LLP may desire and will be available to respond to appropriate questions from the stockholders. To pass, this proposal requires the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy at the Meeting and entitled to vote.

During fiscal 2013 WeiserMazars LLP provided audit services and Grant Thornton LLP provided various audit, audit related and non-audit services for fiscal year 2012 to us as follows:

	2013	2012
Audit Fees:	$591,677	$594,500
Audit Related Fees:	$—	$16,320
Tax Fees:	$—	$—
All Other Fees:	$—	$—

Total Fees:	$591,677	$610,820

Fees paid to Grant Thornton totaled $233,000 during fiscal year 2013. Fees invoiced or paid to WeiserMazars LLP totaled $358,677 for fiscal year 2013.

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the audit-related and tax services described above were pre-approved by our Audit Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WEISERMAZARS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

COMPENSATION DISCUSSION & ANALYSIS

We seek to have compensation programs for our named executive officers that are intended to achieve a variety of goals, including, but not limited to:

•	attracting and retaining talented and experienced executives in the competitive debt buying industry;

•	motivating and fairly rewarding executives whose knowledge, skills and performance are critical to our success; and

•	providing fair and competitive compensation.

In determining executive compensation for fiscal year 2013 (ended on September 30, 2013), the Compensation Committee continued its policy of having the compensation paid to the named executive officers to reward them for Company-wide and individual performance and to attempt to better link pay and performance. This policy is intended to assure that our compensation practices are competitive with those in the industry. Our chief executive officer, as he did for certain prior fiscal years, assisted the Compensation Committee in determining compensation for the other named executive officers.

For fiscal year 2013, the Compensation Committee engaged a professional compensation consultant, Adams Consulting Group, LLC (“Adams”) to provide benchmarking data (using, principally, relevant published survey analysis and proxy analysis), make suggestions, and assist it in the compensation process. Data for the salary surveys were selected based upon one or more of the following criteria: (i) industry group; (ii) geographic location; and (iii) company revenue. In addition, Adams conducted a competitive market analysis of comparable positions, for the named executive officers, by utilizing surveys from Towers Watson, Economic Research Institute, CompData, National Employer Associations of America and Kenexa, and for the directors, surveys from the 2012 General Industry Board of Directors Compensation Policies and Practices and the 2012 Director Compensation Report/Frederick W. Cook & Co. The proxy analysis included 19 public companies within the same industry and approximate revenue size as us, which was a broadening of the peer group considered for fiscal year 2012. Adams focused on the base salary, annual bonus and long-term equity compensation of the chief executive officer, the chief financial officer, the senior vice president and the general counsel, and on the annual retainers (as chairman and member) and equity compensation of the various committee members, as well as the separate annual retainer for each independent director. Adams memorialized its findings in an October 2013 report to the Compensation Committee (the “Adams Report”).

On November 19, 2013 the Compensation Committee met to formulate its recommendations to the Board with respect to executive and director base salary for fiscal year 2014 (ending on September 30, 2014) and for cash bonus and stock option grants to be made in fiscal year 2014 but which relate to fiscal year 2013 performance. With respect to executive compensation for the named executive officers, the Compensation Committee determined that the Adams Report’s recommendations generally should be recommended to the Board, but with certain exceptions, including, most notably, the following: (i) no annual bonuses would be paid in fiscal year 2014 for fiscal year 2013 performance to either the chief financial officer or the senior vice president; and (ii) the base salaries of the chief financial officer and the senior vice president would remain constant for fiscal year 2014 from fiscal year 2013.

On December 11, 2013, the Board approved the Compensation Committee’s recommendations with respect to executive compensation.

Elements of Executive Officer Compensation

Overview.    Total compensation paid to our executive officers is divided among three principal components. Base salary is generally fixed and does not vary based on our financial and other performance. Other components, such as cash bonuses and stock options, are variable and dependent upon our market performance. Historically, judgments about these elements have been made subjectively. The value of the stock options is dependent upon our future stock price and, accordingly, is intended to reward the named executive officers for favorable Company-wide performance.

Our Compensation Committee reviews total compensation to see if it falls in line with peer companies and may also look at overall market data. For the fiscal year ended September 30, 2013, the Compensation Committee determined that our compensation program was generally competitive with the members of our peer group. Our goal to promote pay for performance emphasizes the variable elements of overall compensation over fixed base salaries. In this regard, it is our policy to emphasize long-term equity awards over short-term cash bonuses as the long-term awards are intended to align with goals such as total shareholder return. Each of the three elements of executive compensation has been determined by evaluating the recommendations set forth in the Adams Report, as well as our analysis of our financial performance, overall economic conditions and certain individual achievements, such as successful completion of assigned tasks.

Base Salary.    We pay our executives a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. Base salaries are established, in part, based on the executive’s individual position, responsibility, experience, skills, historic salary levels and the executive’s performance during the prior year. We are also seeking over a period of years to align base compensation levels comparable to our competitors and other companies similarly situated. We do not view base salaries as primarily serving our objective of paying for performance.

For fiscal year 2013, we held the salary levels of the named executive officers constant. We believe that for fiscal year 2013, our salary levels were generally sufficient to retain our existing executive officers and hire new executive officers when and as required.

For fiscal year 2014, based on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the Adams Report and our evaluation thereof with respect to the relative performance of our named executive officers, we held the salary levels for the chief financial officer and the senior vice president constant, but increased the salary levels of the chief executive officer and the general counsel. We increased the chief executive officer’s salary by 3.9%, to $600,000 annually, and we increased the general counsel’s salary by 10%, to $275,000 annually.

Cash Incentive Bonuses.    Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives are eligible to receive annual cash incentive bonuses primarily based upon their performance during the year. For fiscal year 2013 service and performance, and incorporating the recommendations contained in the Adams Report and our evaluation of our financial performance and the economy in general, on December 11, 2013, we awarded (i) Mr. Stern a $100,000 cash bonus and (ii) Mr. Berman a $30,000 cash bonus. We did not award a cash bonus to either Mr. Michel or Ms. Curtin. For fiscal year 2012, we awarded Mr. Stern a $200,000 cash bonus, each of Messrs. Michel and Berman a $30,000 cash bonus and Ms. Curtin a $20,000 cash bonus.

We are contemplating the adoption of claw back policies with respect to performance-based bonuses and equity grants and any other incentive compensation with respect to which the Dodd-Frank Act requires such claw back policies. We anticipate adopting such claw back policies when applicable Securities and Exchange Commission rules under the Dodd-Frank Act are adopted.

Equity Compensation.    We believe that stock options are an important long-term incentive for our executive officers and other employees and generally align officer interest with that of our stockholders. They are intended to further our emphasis on pay-for-performance. We recognize that Gary Stern already has a very significant equity stake in the Company, so that for him equity grants may not be the best vehicle to further align his interests with that of our stockholders. Even so, equity grants do assure that Mr. Stern’s overall compensation is fair from the point of view of comparable overall compensation with our competitors. Moreover, paying Mr. Stern a portion of his annual bonus in the form of equity, rather than cash, serves to increase the “variable” component of his compensation, which we view as an important tool for incentivizing his performance. Accordingly, on December 11, 2013, we determined to grant to Mr. Stern stock options to purchase under our 2012 Stock Option Performance and Award Plan (the “2012 Plan”) 50,000 shares of our common stock for his fiscal year 2013 performance with such grant to be effective as of December 12, 2013 and the corresponding exercise price to reflect the December 12, 2013 closing stock price. The common stock vests in three annual installments beginning on the first anniversary of the award, on December 12, 2014. The award had a grant day value of $424,500. For fiscal year 2012, we awarded Mr. Stern a restricted stock award under our 2012 Option Performance and Award Plan (the “2012 Plan”) of 102,321 shares having a grant date value of $979,212.

In addition to the stock options granted to Mr. Stern, on December 11, 2013 we determined to grant to Mr. Berman stock options, effective December 12, 2013, to purchase (at the December 12, 2013 closing stock price) under the 2012 Plan 20,000 shares of our common stock for his fiscal year 2013 performance. These options vest in three annual installments beginning on the first anniversary of the award, on December 12, 2014. The options granted to Mr. Berman have an option price of $8.49. For fiscal year 2012, we granted Mr. Berman stock options to purchase 20,000 shares of our common stock for his performance in such year. These options had an option price of $9.57.

Equity compensation awards for fiscal year 2013 performance were not granted to Mr. Michel or Ms. Curtin. For fiscal year 2012, we granted Mr. Michel and Ms. Curtin stock options to purchase under the 2012 Plan, 25,000 and 20,000, respectively, shares of our common stock for the performance in such year. These options had an option price of $9.57.

We do not have any formal plan or obligation that requires us to grant equity compensation to any executive officer on specified dates. In recent years, we have developed the practice of approving bonuses and equity grants at about the time our audit of the prior fiscal year is completed to reward executives for work in the completed year. However, we reserve the right to re-visit these matters during the year. The authority to make equity grants to our executive officers rests with our full Board of Directors based upon recommendations made by the Compensation Committee. The Committee considers the input of our chief executive officer in setting the compensation of our other executive officers, including in the determination of appropriate levels of equity grants.

Severance and Change-in-Control Benefits.    While we are currently not a party to any employment agreements, historically we have provided our executive officers with employment contracts. In January 2007, we entered into a three-year employment agreement with Gary Stern. Mr. Stern’s employment agreement expired on December 31, 2009. This agreement was not renewed and Mr. Stern is continuing in his current roles at the discretion of the Board of Directors until a new agreement is signed.

Share Retention

We did not have a share retention policy or guideline for executive officers until October 2009, when we adopted a guideline recommending that each officer retain $10,000 of equity in the Company (other than shares received through stock options and restricted stock grants).

Director Compensation

For fiscal year 2014, based on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the Adams Report and our evaluation thereof, we held retainers for directors, committee chair positions and committee member positions constant. However, we reduced the compensation of Mr. Arthur Stern from $300,000 to $150,000.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718.

THE COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion & Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this report.

Submitted by the Compensation Committee:

David Slackman, Chairman

Harvey Leibowitz

Edward Celano

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently is composed of David Slackman, Harvey Leibowitz and Ed Celano, none of whom is an employee or a current or former officer of the Company. None of our executive officers serves as a member of the Compensation Committee, or any other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our Compensation Committee.

SUMMARY COMPENSATION TABLE

The following table contains information about compensation earned (bonus) or received (all other categories of compensation) by the named executive officers for the fiscal year ended September 30, 2013.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)(1)		All Other Compensation ($)(9)	Total ($)
Gary Stern	2013	$577,500	$100,000	$—		$325,905	(2)	$46,848	$1,050,253
Chairman, President & CEO	2012	$577,500	$200,000	$979,212	(3)	—		$58,967	$1,815,679
	2011	$577,500	$100,000	$—		$940,740	(4)	$72,102	$1,690,342

Robert J. Michel	2013	$275,000	$—	$—		$—		$30,604	$305,604
Chief Financial Officer	2012	$275,000	$30,000	$—		$212,715	(5)	$27,779	$545,494
	2011	$263,462	$10,000	$—		$188,148	(6)	$34,589	$496,199

Mary Curtin	2013	$250,000	$—	$—		$—		$13,523	$263,523
Senior Vice President	2012	$250,000	$20,000	$—		$170,172	(7)	$14,861	$455,033
	2011	$246,539	$25,000	$—		$188,148	(6)	$16,351	$476,038

Seth Berman	2013	$250,000	$30,000	$—		$130,362	(8)	$22,769	$433,131
General Counsel & Chief	2012	$250,000	$30,000	$—		$170,172	(7)	$19,862	$470,034
Compliance Officer(8)	2011	$247,346	$10,000	$—		$188,148	(6)	$26,470	$471,964

(1)

Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC. A summary of the assumptions made in the valuation of these awards is provided under Note A to our financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2013, filed with the SEC on December 13, 2013.

(2)

Includes an option to purchase 50,000 shares of common stock granted to Mr. Stern on December 12, 2013 but earned in the fiscal year ended September 30, 2013. The option has an exercise price of $8.49 per share and expires on December 2, 2023. The option vests fully in three equal annual installments on December 12, 2014, December 12, 2015 and December 12, 2016

(3)

Includes a restricted stock award of 102,321 shares of common stock granted to Mr. Stern on December 18, 2012 but earned in the fiscal year ended September 30, 2012. The award had a grant day price of $9.57 per share and fully vests in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(4)

Includes an option to purchase 150,000 shares of common stock granted to Mr. Stern on December 13, 2011 but earned in the fiscal year ended September 30, 2011. The option has an exercise price of $7.77 per share and expires on December 13, 2021. The option vests in full on December 13, 2014. In June 2013 50,000 of these options were canceled.

(5)

Includes an option to purchase 25,000 shares of common stock granted to Mr. Michel on December 18, 2012 but earned in the fiscal year ended September 30, 2012. The option has an exercise price of $9.57 per share and expires on December 18, 2022. The option vests in three equal annual installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(6)

Includes an option to purchase 30,000 shares of common stock granted to Mr. Michel, Ms. Curtin and Mr. Berman on December 13, 2011 but earned in the fiscal year ended September 30, 2011. The option has an exercise price of $7.77 per share and expires on December 13, 2021. The option vests on December 13, 2014.

(7)

Includes an option to purchase 20,000 shares of common stock granted to Mr. Berman and Ms. Curtin on December 18, 2012 but earned in the fiscal year ended September 30, 2012. The option has an exercise price of $9.57 per share and expires on December 18, 2022. The option vests in three equal annual installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(8)

Includes options to purchase 20,000 shares of Common Stock granted on December 11, 2013, but earned in the fiscal year ended September 30, 2013 with such grant effective on December 12, 2013, with an exercise price equal to the closing stock price on December 12, 2013,. The awards had a grant day price of $8.49 per share and vest in three equal installments on December 12, 2014, December 12, 2015 and December 12, 2016.

(9)	These amounts consist of:

•	matching Company contributions under our 401(k) plan;

•	life insurance premiums; and

•	health insurance premiums paid by the Company in excess of non-executive contribution.

The following table summarizes “All Other Compensation”:

Name	Year	401(k) Company Match ($)	Life Insurance Premium ($)	Health Insurance Premiums ($)	Total ($)

Gary Stern	2013	$12,293	$21,017	$13,538	$46,848
	2012	$10,000	$38,682	$10,285	$58,967
	2011	$9,800	$45,409	$16,893	$72,102

Robert J. Michel	2013	$9,576	$7,490	$13,538	$30,604
	2012	$9,800	$7,694	$10,285	$27,779
	2011	$9,800	$7,896	$16,893	$34,589

Mary Curtin	2012	$8,462	—	$5,061	$13,523
	2012	$9,800	—	$5,061	$14,861
	2011	$9,800	—	$6,551	$16,351

Seth Berman	2013	$9,231	—	$13,538	$22,769
	2012	$9,577	—	$10,285	$19,862
	2011	$9,577	—	$16,893	$26,470

GRANTS OF PLAN BASED AWARDS

The following table provides certain information with respect to stock options and restricted stock granted to our named executive officers during fiscal year 2013.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Gary Stern	12/18/12	102,321	(1)	—		$9.57	$979,212
Robert J. Michel	12/18/12	—		25,000	(2)	$9.57	$183,682
Mary Curtin	12/18/12	—		20,000	(2)	$9.57	$146,946
Seth Berman	12/18/12	—		20,000	(2)	$9.57	$146,946

(1)	This restricted stock award vest in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(2)	The options vest in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015.

Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table

Employment Agreements

In January 2007, we entered into an employment agreement (the “Employment Agreement”) with Gary Stern, our Chairman, President and Chief Executive Officer, which expired on December 31, 2009. This Employment Agreement was not renewed and Mr. Stern is continuing in his current roles at the discretion of the Board of Directors until a new agreement is signed. We are considering entering into a new employment agreement with Mr. Stern during fiscal year 2014.

We are not party to any employment agreements with any other named executive officers.

Consulting Agreements

On December 12, 2011, we entered into a consulting agreement (the “Consulting Agreement”) with A. L. Piccolo & Co., Inc. (“A.L. Piccolo”), which is owned by Louis Piccolo, a director of the Company. The Consulting Agreement provides that A.L. Piccolo will provide consulting services to us, which includes analysis of proposed debt and equity transactions, due diligence and financial analysis and management consulting services (the “Services”). Under the Consulting Agreement, we will pay A.L. Piccolo an annual consulting fee of $150,000, payable in equal monthly installments, and a bonus of $25,000 for each new transaction that we close with A.L. Piccolo’s assistance, other than any transactions pending on the effective date of the Consulting Agreement. We may pay an additional bonus to A.L. Piccolo in the sole discretion of our Chief Executive Officer. In addition, during each year of the term of the Consulting Agreement, we will grant to A.L. Piccolo an option to purchase 30,000 shares of our Common Stock, which option will vest in three annual installments on the first, second, and third anniversaries of the grant date. The Consulting Agreement expired on December 12, 2013. The parties are in current discussions on the future of the agreement. Additional information regarding the consulting relationship with A.L. Piccolo can be found in the section entitled “CERTAIN RELATIONSHIPS and RELATED PARTY TRANSACTIONS” below.

Incentive Compensation Plans

2012 Stock Option and Performance Award Plan

On February 7, 2012, the Board of Directors adopted the 2012 Plan. The 2012 Plan, which is administered by our Compensation Committee, was adopted by our stockholders on March 21, 2012. The purpose of the 2012 Plan is to provide for our success and enhance our value by linking participants’ personal interests with those of our stockholders and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom our success depends. The 2012 Plan is flexible in that it provides for the grant of stock options (“Options”), stock appreciation rights (“SARs”), shares of restricted stock (“Restricted Stock”), restricted stock units (“RSUs”), performance shares and performance units (“Performance Shares” and “Performance Units”), and cash incentives (the “Cash Incentives”), singularly or in combination as determined by the Compensation Committee. The 2012 Plan authorizes the grant of awards relating to 2,000,000 shares of our Common Stock, with 1,687,679 available for awards as of September 30, 2013 and 1,530,979 available for awards as of December 31, 2013.

Equity Compensation Plan

On December 1, 2005, the Board of Directors adopted our Equity Compensation Plan (the “Equity Compensation Plan”), which was approved by our stockholders on March 1, 2006. The Equity Compensation Plan was adopted to supplement our existing 2002 Stock Option Plan. In addition to permitting the grant of stock options as are permitted under the 2002 Stock Option Plan, the Equity Compensation Plan provides us with flexibility with respect to equity awards by also providing for grants of stock awards (i.e. restricted or unrestricted), stock purchase rights and stock appreciation rights.

The general purpose of the Equity Compensation Plan is to provide an incentive to our employees, directors and consultants, including executive officers, employees and consultants of any subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options and other equity awards promotes continuity of management and increases incentive and personal interest in our welfare by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

On February 29, 2012, our board of directors adopted an amendment to the Equity Compensation Plan providing that, effective upon receiving stockholder approval of the 2012 Plan, no additional awards would be granted under the Equity Compensation Plan. On March 21, 2012, our stockholders approved the 2012 Plan.

2002 Stock Option Plan

On March 5, 2002, our Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the “2002 Plan”), which was approved by our stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of, and consultants to, the Company.

The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to our eligible employees, including officers and directors of the Company (whether or not employees) and consultants of the Company.

On February 29, 2012, our board of directors adopted an amendment to the 2002 Plan providing that, effective upon receiving stockholder approval of the 2012 Plan, no additional awards would be granted under the Equity Compensation Plan. On March 21, 2012, our stockholders approved the 2012 Plan.

Options and Restricted Stock Awards

On December 11, 2013, we determined to grant the following options with such grants to be effective as of December 12, 2013 (at the December 12, 2013 closing stock price):

- Gary Stern was granted stock options to purchase of 50,000 shares of our common stock to reflect his fiscal year 2013 performance. The stock option grant vests in three annual installments beginning on the first anniversary of the award, on December 12, 2014. The options granted to Mr. Stern have an exercise price of $8.49 per share.

- Seth Berman was granted stock options to purchase 20,000 shares of our common stock for his fiscal year 2013 performance. These options vest in three annual installments beginning on the first anniversary of the award, on December 12, 2014. The options granted to Mr. Berman have an exercise price of $8.49 per share.

Other stock awards and stock option grants are as follows:

On December 18, 2012 Mr. Stern was awarded 102,321 shares of restricted stock for his fiscal year 2012 performance. These restricted shares vest in equal installments on December 18, 2013, December 18, 2014 and December 18, 2015.

On December 18, 2012 Robert J. Michel was granted stock options to purchase 25,000 shares of our common stock for his fiscal year 2012 performance. These options vest in three annual installments on December 18, 2013, December 18, 2014 and December 18, 2015.

On December 18, 2012 Mr. Berman and Mary Curtin were granted options to purchase 20,000 shares of our common stock for their 2012 performance. These options vest in three annual installments on December 18, 2013, December 18, 2014 and December 18, 2015

On December 13, 2011, we granted to Mr. Stern (i) an option to purchase 150,000 shares of our common stock at an exercise price of $7.77 per share. The option has a term of 10 years and vests in three equal annual installments on December 13, 2014. In June 2013, 50,000 of these options were canceled.

On December 13, 2011, we granted to each of Messrs. Michel and Berman and Ms. Curtin options to purchase 30,000 shares of our common stock at an exercise price of $7.77 per share. The options have a term of 10 years and vests on December 13, 2014.

The foregoing awards issued to Messrs. Stern, and Berman in 2013 were issued under the 2012 Plan while earlier options were granted to Messrs. Stern and Berman were issued under our 2006 Equity Compensation Plan, the awards issued to Mr. Michel and Ms. Curtin were issued under our 2002 Stock Option Plan which under each plan provides for certain benefits upon a change in control of the Company. Specifically, upon the occurrence of a “corporate transaction event”, defined as the merger of the Company with or into another corporation, the sale of substantially all of our assets, the liquidation of the Company, or the acquisition by any person of our securities the result of which such person becomes the beneficial owner, directly or indirectly, of our securities representing greater than 50% of the combined voting power of our then outstanding securities, the Board may take any number of actions. These actions include providing for all options outstanding under the Plan to be assumed by the acquiring corporation or to become immediately vested and exercisable in full. The Board may also cancel any outstanding options, stock purchase rights and stock appreciation rights in effect prior to such corporate transaction event.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on exercisable and unexercisable options and unvested stock awards held by the named executive officers on September 30, 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Gary Stern(2)	70,000	—		$14.87	11/3/13	102,321	$909,634
	150,000	—		$18.22	10/28/14	—	—
	60,000	—		$7.63	12/15/20	—	—
	100,000	100,000	(3)	$7.77	12/13/21	—	—
Robert J. Michel	10,000	—		$2.95	5/5/19	—	—
	30,000	—		$7.63	12/15/20	—	—
	—	30,000	(4)	$7.77	12/13/21	—	—
	—	25,000	(5)	$9.57	12/18/22	—	—
Mary Curtin	3,334	—		$18.76	11/16/14	—	—
	30,000	—		$7.63	12/15/20	—	—
	—	30,000	(6)	$7.77	12/13/21	—	—
	—	20,000	(7)	$9.57	12/18/22	—	—
Seth Berman(8)	5,500	—		$2.95	5/5/19	—	—
	100	—		$8.07	12/11/19	—	—
	30,000	—		$7.63	12/15/20	—	—
	—	30,000	(9)	$7.77	12/13/21	—	—
	—	20,000	(10)	$9.57	12/18/22

(1)	Based On $8.89 per share, the closing price of the common stock as reported by NASDAQ Global Select Market on September 30, 2013.

(2)

Does not include 50,000 options awarded on December 11, 2013 and the grant effective as of December 12, 2013 with an exercise price equal to the December 12, 2013 closing stock price of $8.49 per share.

(3)	Represents the unvested portion of an option to purchase 100,000 shares of common stock granted on December 13, 2011, which fully vest on December 14, 2014.

(4)	Represents the unvested portion of an option to purchase 30,000 shares of common stock granted on December 13, 2011, which fully vests on December 13, 2014.

(5)

Represents the unvested portion of an option to purchase 25,000 shares of common stock granted on December 18, 2012, which vests in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(6)	Represents the unvested portion of an option to purchase 30,000 shares of common stock granted on December 13, 2011 which fully vests on December 13, 2014.

(7)

Represents the unvested portion of an option to purchase 20,000 shares of common stock granted on December 18, 2012 which vests in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015

(8)	Does not include 20,000 option awarded on December 11, 2013 and effective as of December 12, 2013 with an exercise price equal to the December 12, 2013 closing stock price of $8.49 per share.

(9)	Represents the unvested portion of an option to purchase 30,000 shares of common stock granted on December 13, 2011, which fully vests on December 13, 2014

(10)

Represents the unvested portion of an option to purchase 20,000 shares of common stock granted on December 18, 2012 which vests in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015

STOCK OPTION EXERCISES AND VESTING OF RESTRICTED STOCK AWARDS

The following table provides information on stock option exercises and vesting of restricted stock awards of named executive officers during the fiscal year ended September 30, 2013.

OPTION EXERCISES AND STOCK VESTED

	Stock Options		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Seth Berman	7,000	$40,320	—	$—
Mary Curtin	25,000	$158,500	—	—

(1)	Represents the number of shares vested multiplied by the market value of the shares on the exercise date.

DIRECTOR COMPENSATION

Mr. Gary Stern received no compensation for serving as a director, except that he, like all directors, is eligible to be reimbursed for any expenses incurred in attending Board and committee meetings. For fiscal year 2013, the total annual fees that a director, other than Mr. Gary Stern, could have received for serving on our Board of Directors and committees of the Board of Directors were set as follows:

•	An annual fee of $300,000 per year for Chairman Emeritus;

•	An annual fee of $45,000 per year for each Independent Director;

•	An annual fee of $45,000 per year for the Lead Independent Director;

•	An annual fee of $10,000 for Audit Committee Members;

•	An annual fee of $35,000 for the Chairman of the Audit Committee;

•	An annual fee of $15,000 for Chairman of the Compensation Committee;

•	An annual fee of $7,500 for Compensation Committee Members;

•	An annual fee of $15,000 for Chairman of the Governance Committee;

•	An annual fee of $7,500 for Governance Committee Members;

The following table summarizes compensation paid to outside directors in fiscal 2013:

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)		Total ($)
Herman Badillo	$115,000	(2)	$55,105	(8)	$170,105
Edward Celano	$70,000	(3)	$55,105	(8)	$125,105
Harvey Leibowitz	$95,000	(4)	$55,105	(8)	$150,105
David Slackman	$60,000	(5)	$55,105	(8)	$115,105
Louis Piccolo	$45,000	(6)	$275,524	(8)(9)	$320,524
Arthur Stern	$300,000	(7)	$55,105	(8)	$355,105

(1)

Represents the grant date fair value of the award, calculated in accordance with ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note A to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, filed with the SEC on December 13, 2013.

(2)	Includes $15,000 for being chairman of the Governance Committee and $10,000 for being a member of the Audit Committee and $45,000 for being lead independent director from through September 30, 2013.

(3)	Includes $10,000 for being a member of the Audit Committee, $7,500 for being a member of the Compensation Committee, and $7,500 for being a member of the Governance Committee.

(4)	Includes $35,000 for being chairman of the Audit Committee, $7,500 for being a member of the Compensation Committee, $7,500 for being a member of the Governance Committee.

(5)	Includes $15,000 for being chairman of the Compensation Committee.

(6)	Mr. Piccolo is not an independent director. Does not include $150,000 received in his consulting role to the Company during fiscal year 2013.

(7)	Mr. Arthur Stern became Chairman Emeritus in January 2009.

(8)

Consists of options to purchase 7,500 shares of common stock at an exercise price of $9.57 per share granted on December 18, 2012 which vest in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(9)

Consists of options to purchase 30,000 shares of common stock at an exercise price of $9.57 per share granted on December 18, 2012 which vest in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015.

BOARD ORGANIZATION AND MEETINGS

Composition of the Board of Directors.    Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board has established procedures consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission, and The NASDAQ Stock Market. The Board of Directors has also determined that the following members of the Board satisfy the NASDAQ definition of independence: Edward Celano, Harvey Leibowitz, David Slackman, and Herman Badillo.

During the fiscal year ended September 30, 2013, the Board of Directors held 12 meetings, the Audit Committee held 4 meetings, the Compensation Committee held 4 meetings, and the Governance Committee held 1 meeting. During fiscal year 2013, all members of the Board of Directors attended at least 75% of all the meetings of the Board of Directors that such director was eligible to attend, and committees of the Board of Directors of which such director was a member. Our policy states that all Board members should attend the annual meeting of stockholders, and all directors attended our annual meeting on June 19, 2013.

Board’s Leadership Structure and Role in Risk Oversight.    The Board comprises seven directors, four of whom the Board has determined satisfy the NASDAQ definition of independence: Edward Celano, Harvey Leibowitz, David Slackman and Herman Badillo. Mr. Arthur Stern serves as Chairman Emeritus of the Board. Mr. Gary Stern serves as both as Chairman of the Board and President and Chief Executive Officer of the Company. The Board has determined that this dual role for Mr. Stern is appropriate given the specific experience of Mr. Stern and characteristics and circumstances of the Company: Mr. Stern has been Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. In the view of the Board, Mr. Stern’s combined longstanding experience as both a director of the Board and a leader in the distressed consumer credit analysis and receivables collections markets, our core businesses, make his dual role as Chairman of the Board and President and Chief Executive Officer appropriate.

We compensate our employees based on a variety of factors, including performance, attainment of benchmarks and our overall performance. Compensation may also be used to incentivize employees where appropriate. Compensation policies and practices are regularly monitored by us and reviewed by the Compensation Committee.

Compensation Committee Matters

Compensation Committee.    As of September 30, 2013, the Compensation Committee consisted of David Slackman (Chairman), Harvey Leibowitz and Ed Celano. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of our officers and directors and to recommend any changes in compensation to the full Board of Directors.

Compensation Committee Charter.    The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. The Compensation Committee charter is filed as Appendix A to our proxy statement.

Audit Committee Matters

Audit Committee.    The Audit Committee consists of Harvey Leibowitz (Chairman), Herman Badillo and Edward Celano. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of our independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Audit Committee Financial Expert.    The Board of Directors has determined that Harvey Leibowitz is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Leibowitz, as well as the other members of the Audit Committee, has been determined to be “independent” within the meaning of SEC and NASDAQ regulations.

Audit Committee Charter.    The Audit Committee performed its duties during Fiscal 2013 under a written charter approved by the Board of Directors. The Audit Committee charter is filed as Appendix B to our proxy statement.

Independence of Audit Committee Members.    Our Common Stock is listed on the NASDAQ Global Select Market and we are governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Audit Committee Report.    In connection with the preparation and filing of our Annual Report on Form 10-K for the fiscal year ended September 30, 2013:

(1) The Audit Committee reviewed and discussed the audited financial statements with our management.

(2) The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by SAS 61, Communication with Audit Committees, as may be modified or supplemented.

The Audit Committee received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with our independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2013 Annual Report on Form 10-K.

Audit Committee Members:

Harvey Leibowitz (Chairman)

Herman Badillo

Edward Celano

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by us or incorporated by reference in documents otherwise filed.

Nominating and Corporate Governance Committee Matters

Nominating and Corporate Governance Committee (“Governance Committee”).    As of September 30, 2013, the Governance Committee consisted of Herman Badillo (Chairman), Harvey Leibowitz, and Edward Celano. The Governance Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on our Board of Directors and to identify the manner in which the Governance Committee evaluates nominees recommended for the Board. Effective January 1, 2014, Mr. Celano, replaced Mr. Badillo as Chairman of the Governance Committee, although Mr. Badillo remains a member of the Governance Committee.

Governance Committee Charter.    In January 2008, the Board re-named the Nominating Committee, the predecessor committee to the Governance Committee, and expanded its functions. The Governance Committee adopted the Nominating and Corporate Governance Committee Charter, a copy of which is filed as Appendix C to our proxy statement.

Independence of Governance Committee Members.    All members of the Governance Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules.

Procedures for Considering Nominations Made by Stockholders.    The Governance Committee’s charter and guidelines developed by the Governance Committee describe procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however , that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director it elected) and (b) information that will enable the Governance Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

Qualifications.    The charter and guidelines developed by the Governance Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board of Directors;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

•	must have a reputation, in one or more of the communities serviced by the Company, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•

must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board.    Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The guidelines developed by the Governance Committee provide that there will be no differences in the manner in which the Governance Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Governance Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Governance Committee;

•	a personal interview of the candidate; and

•	a review of such other information as the Governance Committee shall determine to be relevant.

Third Party Recommendations.    In connection with the Meeting, the Governance Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our Common Stock for at least one year.

Diversity Considerations.    We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is attached as Appendix D to our proxy statement and is also available without charge upon written request directed to Asta Funding, Inc., Attn: Robert J. Michel, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, named executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended 2013, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our 2012 Stock Option and Performance Award Plan, our Equity Compensation Plan and our 2002 Stock Option Plan, as of September 30, 2013.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column(a))
Equity Compensation Plans Approved by Stockholders	1,622,721	$11.31	1,687,679
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	1,622,721	$11.31	1,687,679

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Procedures for the Approval of Related Person Transactions

The Audit Committee Charter provides that the Audit Committee has the authority to establish, and communicate to the full Board and management, policies that restrict us and our affiliates from entering into related person transactions without the Audit Committee’s prior review and approval. In accordance with these policies, the Audit Committee on a timely basis reviews and, if appropriate, approves all related person transactions.

At any time in which an executive officer, director or nominee for director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a related person transaction, the executive officer, director or nominee for director is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a related person transaction requiring approval by the Audit Committee. If the transaction is considered to be a related person transaction, then the Audit Committee will review the transaction at its next scheduled meeting or at a special meeting of the committee.

Related Person Transactions

On December 28, 2011, we, through a newly-formed indirect subsidiary, ASFI Pegasus Holdings, LLC (“APH”), entered into a joint venture (the “Venture”) with Pegasus Legal Funding, LLC (“PLF”) to form Pegasus Funding, LLC (“Pegasus”) for a period of five (5) years (the “Term”) in accordance with an Operating Agreement between PLF and APH. The Venture will purchase interests in personal injury claims from claimants who are a party to a personal injury litigation with the expectation of a settlement in the future. In connection with the Venture, A.L. Piccolo & Co., Inc., (“A.L. Piccolo”) which is owned by Louis Piccolo, a director of the Company, will receive a fee from Pegasus which is calculated at $350,000 per $10,000,000 loaned to Pegasus by Fund Pegasus, LLC, a newly-formed subsidiary of the Company, up to a maximum of $700,000, which fee is payable over eight years with payments being made in part from Pegasus’s operating expenses during the Term and thereafter by PLF and its affiliates. One of our subsidiaries is advancing to Pegasus funds to cover Pegasus’s operating expenses, which include payments to A.L. Piccolo. We expect these advances to be repaid by Pegasus after generating revenue from its litigation funding operations.

On December 12, 2011, the Company and A. L. Piccolo entered into a Consulting Agreement (the “Consulting Agreement”) pursuant to which Mr. Piccolo, through A.L. Piccolo, will provide consulting services to us over a two year period in connection with acquisitions, due diligence and other duties related thereto. In consideration for these services, we paid A. L. Piccolo as follows: (i) an annual fee of $150,000 per year; (ii) a bonus of $25,000 per consummated transaction (excluding currently pending transactions); (iii) an annual option to purchase 30,000 shares of the Company’s Common Stock, which vests in equal annual installments over a three-year period; and (iv) a bonus as determined by our chief executive officer in his sole discretion. The Consulting Agreement expired on December 12, 2013 and the partners are in current discussions on the future of the agreement.

STOCKHOLDER PROPOSALS

If a stockholder desires to submit a proposal to fellow stockholders at our annual meeting to be held in 2015 and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, such stockholder must notify us of such proposal in a writing received at our executive offices no later than October 13, 2014.

Additionally, if requested timely and properly, a stockholder may submit a proposal for consideration at the 2015 Annual Meeting of Stockholders, but not for inclusion in our proxy statement and proxy for the 2014 Annual Meeting of Stockholders. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c)(1) under the Exchange Act, such proposals must be received by us at our executive offices not later than October 13, 2014.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call us to request a separate copy of these materials from: Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of our proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

We will provide without charge to each person being solicited by this proxy statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended September 30, 2013 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to the Secretary of Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

By Order of the Board of Directors

Robert J. Michel,
Chief Financial Officer and Secretary

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2013 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

ASTA FUNDING, INC.

COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee of Asta Funding, Inc. (the “Corporation”) is appointed by the Board of Directors to assist the Board in carrying out the Board’s responsibilities relating to compensation of the Corporation’s directors and officers. The Compensation Committee has overall responsibility for evaluating and approving the director and officer compensation plans, policies and programs of the Corporation.

The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with applicable rules and regulations.

Composition

The Compensation Committee shall consist of no fewer than two members. Each member of the Compensation Committee must (i) be an independent director of the Corporation satisfying the independence requirements of the NASDAQ and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

The Board of Directors shall appoint the members of the Compensation Committee. Subject to earlier removal by the Board of Directors, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified. A Compensation Committee member may be removed by the Board of Directors at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board of Directors upon recommendation of the Nominating Committee. The Compensation Committee members shall elect a chairperson by a vote of a majority of the full Compensation Committee, or, if the members have failed to do so, then the Board of Directors shall designate a chairperson.

The Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee when appropriate.

Structure and Meetings

The Compensation Committee shall meet not less than one time per year. The chairperson of the Compensation Committee shall preside at each meeting of the Compensation Committee, except that in the absence of the chairperson at any particular meeting, then the Compensation Committee member designated by the chairperson shall preside at such meeting. The chairperson shall, after consultation with the other members of the Compensation Committee, (i) determine the dates, times and places for meetings of the Compensation Committee, and (ii) set the agenda for each meeting. A majority of the total number of Compensation Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Compensation Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Compensation Committee.

Duties and Responsibilities

The Compensation Committee shall have the following power, authority and direct responsibilities:

1 Review and approve annually corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”), annually evaluate the CEO’s performance in light of those goals and objectives, and, consistent with the requirements of any employment agreement, recommend the CEO’s compensation levels based on this evaluation. The CEO shall not be permitted to be present during voting or deliberations relating to CEO compensation.

2 Make recommendations to the Board with respect to director and non-CEO officer compensation, incentive compensation plans and equity-based plans. The CEO may, at the discretion of the Compensation Committee, be permitted to be present during voting or deliberations relating to non-CEO compensation.

3 Produce a Compensation Committee Report on executive compensation and participate in the production of the Compensation Discussion and Analysis as required by the SEC to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the SEC.

4 Annually review and recommend to the Board the following items with respect to the CEO and the executive officers of the Corporation (as defined by Section 16 and Rule 16a-1(f) of the Securities and Exchange Act of 1934): (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms.

5 Make regular reports to the Board.

6 Annually review and reassess the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

7 Perform such other duties and responsibilities as may be assigned to the Compensation Committee from time to time by the Board of Directors, including without limitation:

8 Periodic analysis of, and recommendations to the Board of Directors with respect to, the functions, duties and responsibilities of each of the executive officers of the Corporation;

9 Oversight and analysis of, and recommendations to the Board of Directors with respect to, the Corporation’s policies regarding the engagement, advancement, promotion, reassignment and termination of its executive officers;

10 The implementation and administration of the Corporation’s incentive and equity-based compensation plans to the extent permitted by such plans;

11 Review and make recommendations to the Board of Directors on (i) the competitiveness of the Corporation’s compensation and benefit plans for directors and key management employees and the employee relations policies and procedures applicable to key management employees; and (ii) such other matters relating to the organization of the Corporation and the compensation of executive officers and key management employees as the Compensation Committee may in its own discretion deem desirable.

Operating Policies

1 The Compensation Committee shall keep the minutes of all Compensation Committee meetings (designating in its discretion an individual to record the minutes) and approve the minutes by subsequent action. The Compensation Committee shall circulate the approved minutes of the Compensation Committee meetings to the full Board of Directors for review.

2 The Compensation Committee shall determine its rules of procedure in accordance with the Corporation’s principles of corporate governance and its Bylaws.

3 At each regular meeting of the Board of Directors held following a Compensation Committee meeting, the Compensation Committee shall report to the Board of Directors regarding the actions, activities and findings of the Compensation Committee since the last Board of Directors meeting, as well as any recommendations for action by the Board of Directors, when appropriate.

4 In discharging its responsibilities, the Compensation Committee shall have full access to any relevant records of the Corporation and may also request that any officer or employee of the Corporation or the Corporation’s outside counsel meet with members of, or consultants to, the Compensation Committee.

5 The Compensation Committee shall have the authority to engage such compensation consultants and counsel as it deems necessary or desirable from time to time to discharge its functions.

Appendix B

ASTA FUNDING, INC.

AUDIT COMMITTEE CHARTER

I. STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors (the “Board”) of Asta Funding, Inc. (“Asta”) in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of Asta and its subsidiaries (collectively, the “Company”), the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of the Company’s financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications among the Company’s Board of Directors, outside auditors and senior management. The Audit Committee’s primary responsibilities and duties are:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system.

•	Review and appraise the audit efforts of the Company’s independent accountants.

•

Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities identified in Section IV of this Charter.

The Company shall be responsible for the providing the Audit Committee with appropriate funding, as determined by the Audit Committee, in order to compensate the outside auditors and advisors engaged by or employed by the Audit Committee.

II. COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall consist of at least three “independent” Directors of Asta and shall serve at the pleasure of the Board. An “independent” Director is defined as an individual who (a) is not an officer or salaried employee or an affiliate of the Company, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded and (d) except as permitted by the SEC and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded, does not accept any consulting, advisory or other compensatory fee from the Company.

At least one member of the Audit Committee shall be a “financial expert” as defined by the SEC and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement.

The members of the Audit Committee shall be designated by the full Board from time to time. The Board shall designate one member of the Audit Committee to serve as chairperson of the committee.

III. MEETINGS AND MINUTES

The Audit Committee shall meet at least quarterly, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board with such recommendations as the Audit Committee deems appropriate.

IV. RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

The Audit Committee shall oversee and monitor the Company’s accounting and financial reporting process, internal control system and disclosure control system, review the audits of the Company’s financial statements and review and evaluate the performance of the Company’s outside auditors. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company’s certificate of incorporation, the Company’s bylaws or the Board.

1. The Audit Committee shall assume direct responsibility for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit’s scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors and shall be authorized to compensate the outside auditors.

2. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstances that might adversely affect the outside auditors’ independence or judgment with respect to the Company under applicable auditing standards. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors. Such statement shall confirm that the outside auditors are not aware of any conflict of interest prohibited by Section 10A(l) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

3. The Audit Committee shall require the outside auditors to advise the Audit Committee in advance in the event that the outside auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company’s financial statements (“non-audit services”); provided that such non-audit services are not listed in Section 10A(g) of the Exchange Act (“prohibited services”). The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company’s outside auditing firm.

4. The Audit Committee shall obtain confirmations from time to time from the Company’s outside auditing firm that such firm is not providing to the Company (i) any prohibited services, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee. The Audit Committee shall have the authority to approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee shall record in its minutes and report to the Board all approvals of non-audit services granted by the Audit Committee.

5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company’s accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company’s financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company’s accounting principles and underlying estimates and other significant decisions made by the Company’s management in preparing the Company’s financial disclosures. The Audit Committee shall then meet, without operating management or the outside auditors being present, to discuss the information presented to it.

6. The Audit Committee shall meet with the outside auditors and management to review the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the SEC. The Audit Committee shall require the outside auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the outside auditors and other material written communications between the outside auditors and the Company’s management, including management’s letters and schedules of unadjusted differences.

7. Upon the completion of the annual audit, the Audit Committee shall review the audit findings reported to it by the outside auditors, including any comments or recommendations of the outside auditors, with the entire Board.

8. The Audit Committee shall review all reports received from the federal and state regulatory authorities and assure that the Board is aware of the findings and results. In addition, it will meet with the appropriate members of senior management designated by the Audit Committee to review the responses to the respective regulatory reports.

9. The Audit Committee shall consider and review with management: (a) significant findings during the year and management’s responses thereto, including the status of previous audit recommendations and (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information.

10. The Audit Committee shall consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices, as suggested by the outside auditors or management, and the Audit Committee shall review with the outside auditors and management the extent to which such changes have been implemented (to be done at an appropriate amount of time prior to the implementation of such changes as decided by the Audit Committee).

11. The Audit Committee shall prepare a letter for inclusion in the Company’s proxy statement describing the discharge of the Audit Committee’s responsibilities.

12. The Audit Committee will review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

13. Commencing on such date as Section 102(a) of the Sarbanes-Oxley Act of 2002 (the “Act”) becomes effective, the Audit Committee shall obtain confirmation from the outside auditors at the commencement of each audit that such firm is a “registered public accounting firm” as such term is defined under the Act.

14. The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to perform its duties.

15. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

Appendix C

ASTA FUNDING, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I. STATEMENT OF PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Asta Funding, Inc. (the “Company”) is:

•	identifying qualified individuals for membership on the Board;

•	recommending to the board the director nominees for election at the next annual meeting of stockholders;

•	making recommendations to the Board regarding the size and composition of the Board and its committees;

•	monitoring the effectiveness of the Board; and

•

developing and implementing our corporate governance policies, including the implementation of the Company’s principles of corporate governance attached as Attachment A (the “Principles of Corporate Governance”) and administration of the Company’s whistle-blower policy for employees and on-site contractors attached as Attachment B (the “Whistle-Blower Policy”).

II. COMPOSITION OF THE COMMITTEE

The Committee:

•	shall consist of not less than three members of the Board, the exact number to be established by the Board from time to time;

•

members shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company, unless the Board determines that an exemption to such qualification is available under applicable rules; and

•	members shall be appointed and may be removed by the Board.

III. RESPONSIBILITIES AND DUTIES OF THE COMMITTEE

The Committee shall:

•	establish general criteria for identifying and selecting individuals who may be nominated for election to the Board, which criteria shall

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	include, without limitation, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board;

•	annually review the size, composition and needs of the board of directors and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of stockholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of stockholders;

•	consider director candidates submitted by stockholders, in accordance with guidelines developed by the Committee;

•	develop and implement an annual process for evaluating Director performance;

•	review and approve, where appropriate, related party transactions;

•	monitor the culture of ethical compliance;

•	annually review the Committee charter and recommend to the board any changes it deems necessary or desirable; and

•	review and assess the adequacy of the Company’s corporate governance policies, including the implementation of the Principles of Corporate Governance and the Whistle-Blower Policy.

IV. MEETINGS OF THE COMMITTEE

The Committee shall meet as often as necessary to carry out its responsibilities, but not less than twice each year. A majority of the members of the Committee shall constitute a quorum.

V. ADDITIONAL AUTHORITY OF THE COMMITTEE

The Committee shall have the authority to do the following, in its discretion, to the extent it deems appropriate in carrying out its duties under this Charter and the Principles of Corporate Governance:

•	delegate any of its responsibilities to a subcommittee or subcommittees; and

•	retain outside counsel and other advisors.

Effective as of January 20, 2009

ATTACHMENT A

Principles of Corporate Governance

Adopted by the Board of Directors

Purpose and Nature of Principles

These principles have been adopted by Board resolution as a definitive statement of the elements of governance by which the Board will manage its affairs. These principles will be reviewed and modified by the Board as needed on recommendation of the Nominating and Corporate Governance Committee.

1. Responsibilities of the Board.    The Directors’ most basic responsibility is to exercise their business judgment to act in a manner that they reasonably believe is in the best interest of the Company and its shareholders, and, in discharging this obligation, may rely on members of the Company’s management and on the Company’s outside advisors and auditors. Directors must fulfill their responsibilities consistent with their fiduciary duties to the Company’s shareholders and in compliance with all applicable laws and regulations. Each Director must also comply with all of the Company’s policies, including its Code of Ethics.

2. Functions of the Board.    The Board has four scheduled meetings a year at which it reviews and discusses reports by management on the financial, as well as operating, performance of the company, its plans and prospects, as well as immediate issues facing the Company. In addition to its general oversight of management, the Board also performs a number of specific functions including:

a. selecting and evaluating the CEO and overseeing CEO succession planning;

b. ensuring processes are in place for maintaining the integrity of the company, the integrity of the financial statements, the integrity of compliance with law and ethics, the integrity of relationships with customers and suppliers, and the integrity of relationships with other stakeholders.

3. Board Size.    It is the policy of the Company that the number of Directors not exceed or be less than a number that can function efficiently as a body.

4. Director Independence.    It is the policy of the Company that the Board consists of a majority of independent Directors. The Nominating and Corporate Governance Committee of the Board shall determine director independence utilizing the definition of director independence established by NASDAQ.

5. Committees.    It is the general policy of the Company that the Board as a whole considers all major decisions. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to, or required for, the operation of a publicly owned company. Currently these committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee recommends the members and chairs of these committees to the Board.

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are made up of only independent Directors as required by NASDAQ.

6. Board and Committee Self Evaluation.    Annually, the Board and the committees of the Board shall discuss the performance of the Board and the committees during the year, focusing on the successes, as well as areas in which improvements would be beneficial to the performance of the Board.

7. Director Education.    Each director is expected to participate in one or more director education programs regarding directors’ legal duties and responsibilities over each two-year period of service.

8. Presiding Director.    On an annual basis, the non-employee Directors will select a non-employee member of the Board to serve as Presiding Director. The Presiding Director will chair executive sessions of the Board when the non-employee Directors meet without the Chairman and Chief Executive Officer and other inside Directors present. The Presiding Director will perform such other functions as the Board may direct, including, acting as an intermediary between the non-employee Directors and management when special circumstances exist or communication out of the ordinary course is necessary, participating in the performance evaluation of the Chief Executive Officer and reviewing the schedule of Board and Committee meetings and the agendas for Board meetings.

9. Board Meetings.    Directors are expected to attend Board meetings and meetings of the Committees on which they serve, to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. Meetings should include presentations by management and, when appropriate, outside advisors or consultants, as well as sufficient time for full and open discussion. In addition to regularly scheduled Board meetings, the Audit Committee shall meet at least four times per year, the Compensation Committee shall meet at least one time per year and the Nominating and Corporate Governance Committee shall meet at least two times per year.

10. Written Materials.    Written materials that are important to the Board’s understanding of the agenda items to be discussed at a Board or Committee meeting should be distributed to the Directors sufficiently in advance of the meeting to allow the Directors the opportunity to prepare. Directors are expected to review these materials thoroughly in advance of the meeting.

11. Agenda for Board Meetings.    The Chairman of the Board will set the agenda for Board meetings with the understanding that certain items necessary for appropriate Board oversight will be brought to the Board periodically for review, discussion and decision-making. The Presiding Director will have the opportunity to review the agenda for each Board meeting in advance of the meeting and may request changes, as he or she deems appropriate in order to ensure that the interests and requirements of the non-employee Directors are appropriately addressed. Any Director may request that an item be included on any meeting agenda.

12. Executive Sessions of Non-Employee Directors.    The non-employee Directors will meet in regular executive sessions without any members of management present at least two times each year. The Presiding Director will chair these executive sessions.

13. Conflicts of Interest.    Every employee and Director has a duty to avoid business, financial or other direct or indirect interests or relationships which conflict with the interests of the Company or which may affect his or her loyalty to the Company. Each Director must deal at arm’s length with the Company and should disclose to the Chairman or Presiding Director any conflict or any appearance of a conflict of interest. Any activity which even appears to present such a conflict must be avoided or terminated, unless after appropriate disclosure and discussion, it is determined that the activity is not harmful to the Company or otherwise improper.

14. Other Company Directorships.    The Board recommends that, except in unusual circumstances, if a Director is employed full-time by a public company, such Director limit the number of boards on which he or she sits to the boards of two other public companies (in addition to the Company’s Board and that of his or her employer). If the Director is not employed full-time by a public company, the Board recommends that, except in unusual circumstances, he or she sit on the boards of no more than four other public companies (in addition to the Company’s Board). The Nominating and Corporate Governance Committee shall review on a case-by-case basis situations concerning significant involvement by a Director in non-profit or charitable organizations.

15. Change in Director Occupation.    When a Director’s principal occupation or business association changes substantially during his or her tenure as a Director, that Director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

16. Term Limits.    The Board does not endorse arbitrary term limits on Directors’ service, nor does it believe in automatic annual renomination until they reach the mandatory retirement age. The Board self-evaluation process is an important determinant for continuing service.

17. Succession Planning/Management Development Review.    The Board shall oversee the senior management development and succession planning process in order to ensure that the process is rigorous and effective. In furtherance of this objective, the Nominating and Corporate Governance Committee will focus upon succession planning for the Chairman/CEO and the Chairman/CEO will annually conduct a review of the Senior Management Team (the “SMT”) with the Nominating and Corporate Governance Committee. This review will be shared with the full Board in connection with its broader oversight responsibilities.

18. Communication with Stakeholders.    The Chairman and CEO are responsible for establishing effective communications with the Company’s stakeholder groups, i.e., shareholders, customers, company associates, communities, suppliers, creditors, governments and corporate partners.

It is the policy of the Company that management speaks for the Company. This policy does not preclude outside Directors from meeting with shareholders, but it is suggested that in the majority of circumstances, any such meetings be held with management present.

ATTACHMENT B

WHISTLE-BLOWER POLICY FOR EMPLOYEES AND ON-SITE CONTRACTORS

OF

ASTA FUNDING, INC.

AS ADOPTED BY THE COMPANY’S BOARD OF DIRECTORS

Asta Funding, Inc. and Subsidiary Companies (the “Company”) has established a procedure by which employees and on-site contractors can report to the Company allegations of known or suspected alleged Improper Activities (as hereinafter defined).

“Improper Activities” include, but are not limited to, (i) questionable accounting, internal accounting controls or auditing matters; (ii) disclosures in documents filed by the Company with the Securities and Exchange Commission (the “SEC”) and other public disclosures made by the Company that may not be complete or accurate; (iii) violations of any written policies of the Company as may be in effect from time to time; (iv) violations of federal or state securities laws or other laws applicable to the Company; (v) wire fraud, mail fraud, bank fraud, or any fraud against the Company’s stockholders or under statute; (vi) forgery or alteration of documents; (vii) misappropriation or misuse of Company resources, such as funds or other assets; (viii) authorizing or receiving compensation for goods not received or services not performed; or (ix) any other activity by an employee or on-site contractor that is undertaken in the performance of the employee’s or on-site contractor’s official duties, whether or not that action is within the scope of his or her employment, and that is in violation of any state or federal law or regulation, or constitutes malfeasance, bribery, fraud, misuse of Company property, or willful omission to perform his or her duties, or involves gross misconduct.

Employees are encouraged to use the guidance provided by this policy for reporting Improper Activities in accordance with the following:

1. Reporting Requirement. All officers, directors and employees or outside contractors are required to report information concerning Improper Activities. Such reports are encouraged to be made in writing so as to assure a clear understanding of the issues, but may be oral. Such reports should be factual rather than speculative or conclusory, and should contain specific information to allow for proper assessment of the nature, extent and urgency of the issues raised in the report.

Reporting employees or on-site contractors should refrain from (i) obtaining evidence for which they do not have a right of access and (ii) conducting their own investigative activities.

It is the Company’s policy that no employee or on-site contractor shall be subject to disciplinary or retaliatory action by the Company or any of its employees or agents or on-site contractors as a result of the employee’s or on-site contractor’s submitting a report hereunder. However, employees or on-site contractors who file reports of Improper Activities or provide evidence which they know to be false or without a reasonable belief in the truth and accuracy of such information will not be protected by the above policy statement an may be subject to disciplinary action and legal claims.

Reporting employees or on-site contractors that report Improper Activities on an anonymous basis must provide sufficient corroborating evidence to justify the commencement of an investigation. Unspecified wrongdoing or broad allegations without verifiable evidentiary support may not lead to an investigation. Because of the inability of investigators to interview anonymous reporting employees or on-site contractors, it may be more difficult to evaluate the credibility of an Improper Activity and therefore, it is less likely that an investigation will be initiated.

2. Procedure for Reporting Improper Activities. To submit a report involving any known or suspected Improper Activity, an employee may call the Company’s Nominating and Corporate Governance Committee Chairperson at (866) 869-5232, send an e-mail to ASFI@openboard.info or write to Mr. Edward Celano, Nominating and Corporate Governance Committee Chairperson. If the employee or on-site contractor submitting the complaint is uncomfortable for any reason addressing such concerns to the Company’s Nominating and Corporate Governance Committee Chairperson the employee or on-site contractor may write to the Lead Independent Director of the Company’s Board of Directors c/o the Company. Employees or on-site contractors are encouraged to provide as much specific information as possible including names, dates, places and events that took place, the employee’s or on-site contractor’s perception of why the incident(s) constitute an Improper Activity. Anonymous written or telephonic communications will be accepted. Reports submitted through this process that involve the Company’s accounting, auditing, and internal auditing controls and disclosure practices will be presented by the Nominating and Corporate Governance Committee Chairperson to the full Nominating and Corporate Governance Committee of the Company’s Board of Directors. An employee or on-site contractor may utilize this process either to raise new complaints or if he or she feels that a complaint previously raised has not been appropriately handled.

The Company’s Nominating and Corporate Governance Committee Chairperson will report directly to the Nominating and Corporate Governance Committee of the Company’s Board of Directors on matters arising under this Policy. The Nominating and Corporate Governance Committee Chairperson’s responsibilities under this policy include:

•	Administering, implementing and overseeing ongoing compliance under the Policy.

•

Establishing, amending where necessary and administering procedures to assure that such reports of Improper Activities will be collected, reviewed promptly, treated or resolved in an appropriate manner, and retained.

•	Establishing, amending where necessary and administering procedures that enable employees to submit reports of Improper Activities and related concerns in a confidential and anonymous manner.

•

Ensuring that the individuals at the Company who are responsible for preparing and reviewing the Company’s public filings with the SEC and other public disclosures are made aware of reports of Improper Activities involving the Company’s accounting, auditing, and internal auditing controls or disclosure practices.

Appendix D

CODE OF ETHICS

FOR

SENIOR FINANCIAL OFFICERS

Section 1. Purpose.

The Board of Directors (the “Board”) of Asta Funding, Inc. (the “Company”) has adopted the following Code of Ethics (the “Code”) to apply to the Company’s Chief Executive Officer; Chief Financial Officer; Chief Accounting Officer; Controller; and Treasurer (the “Senior Financial Officers”). This Code is intended to focus Senior Financial Officers on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, foster a culture of honesty and accountability, deter wrongdoing and promote fair and accurate disclosure and financial reporting.

No code or policy can anticipate every situation that may arise. Accordingly, this Code is intended to serve as a source of guiding principles. Senior Financial Officers are encouraged to bring questions about particular circumstances that may involve one or more of the provisions of this Code to the attention of the Chair of the Audit Committee, who may consult with inside or outside legal counsel as appropriate.

Section 2. Introduction

Each Senior Financial Officer is expected to adhere to a high standard of ethical conduct. The good name of the Company depends on the way Senior Financial Officers conduct business and the way the public perceives that conduct. Unethical actions, or the appearance of unethical actions, are not acceptable. Senior Financial Officers are expected to be guided by the following principles in carrying out their responsibilities.

•	Loyalty. Senior Financial Officers should not be, or appear to be, subject to influences, interests or relationships that conflict with the best interests of the Company.

•	Compliance with Applicable Laws. Senior Financial Officers are expected to comply with all laws, rules and regulations applicable to the Company’s activities.

•	Observance of Ethical Standards. Senior Financial Officers must adhere to high ethical standards in the conduct of their duties. These include honesty and fairness.

Section 3. Integrity of Records and Financial Reporting.

Senior Financial Officers are responsible for the accurate and reliable preparation and maintenance of the Company’s financial records. Accurate and reliable preparation of financial records is of critical importance to proper management decisions and the fulfillment of the Company’s financial, legal and reporting obligations. Diligence in accurately preparing and maintaining the Company’s records allows the Company to fulfill its reporting obligations and to provide stockholders, governmental authorities and the general public with full, fair, accurate, timely and understandable disclosure. Senior Financial Officers are responsible for establishing and maintaining adequate disclosure controls and procedures, and internal controls and procedures, including procedures that are designed to enable the Company to: (a) accurately document and account for transactions on the books and records of the Company; and (b) maintain reports, vouchers, bills, invoices, payroll and service records, business measurement and performance records and other essential data with care and honesty.

Senior Financial Officers shall immediately bring to the attention of the Audit Committee any information they may have concerning:

(a) Defects, deficiencies, or discrepancies related to the design or operation of internal controls which may affect the Company’s ability to accurately record, process, summarize, report and disclose its financial data or

(b) Any fraud, whether or not material, that involves management or other employees who have roles in the Company’s financial reporting, disclosures or internal controls.

Section 4. Conflict of Interest.

Senior Financial Officers must avoid any conflicts of interest between themselves and the Company. Any situation that involves, or may involve, a conflict of interest with the Company, should be disclosed promptly to the Chair of the Audit Committee, who may consult with inside or outside legal counsel as appropriate.

A “conflict of interest” can occur when an individual’s personal interest is adverse to — or may appear to be adverse to — the interests of the Company as a whole. Conflicts of interest also arise when an individual, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Company.

This Code does not attempt to describe all possible conflicts of interest which could develop. Some of the more common conflicts from which Senior Financial Officers must refrain, however, are set forth below:

•

Improper conduct and activities. Senior Financial Officers may not engage in any conduct or activities that are inconsistent with the Company’s best interests or that disrupt or impair the Company’s relationship with any person or entity with which the Company has, or proposes to enter into, a business or contractual relationship.

•

Compensation from non-Company sources. Senior Financial Officers may not accept compensation for services performed for the Company from any source other than the Company. Senior Financial Officers should obtain the approval of the Audit Committee prior to accepting any paid employment or consulting position with another entity.

•

Gifts. Senior Financial Officers and members of their immediate families may not accept gifts from persons or entities where any such gift is being made in order to influence their actions in their position with the Company, or where acceptance of the gifts could create the appearance of a conflict of interest.

•

Personal use of Company assets. Senior Financial Officers may not use Company assets, labor or information for personal use, other than incidental personal use, unless approved by the Chair of the Audit Committee or as part of a compensation or expense reimbursement program.

•

Financial Interests in other Businesses. Senior Financial Officers should avoid having an ownership interest in any other enterprises, such as a customer, supplier or competitor if that interest compromises the officer’s loyalty to the Company.

Section 5. Corporate Opportunities.

Senior Financial Officers are prohibited from: (a) taking for themselves personally opportunities related to the Company’s business without first presenting those opportunities to the Company and obtaining approval from the Board; (b) using the Company’s property, information, or position for personal gain; or (c) competing with the Company for business opportunities.

Section 6. Confidentiality.

Senior Financial Officers should maintain the confidentiality of information entrusted to them by the Company and any other confidential information about the Company, its business or finances, customers or suppliers that comes to them, from whatever source, except when disclosure is authorized or legally mandated. For purposes of this Code, “confidential information” includes all non-public information relating to the Company, its business or finances, customers or suppliers.

Section 7. Compliance with Laws, Rules and Regulations.

Senior Financial Officers shall comply with laws, rules and regulations applicable to the Company, including insider trading laws, and all other Company policies. Transactions in Company securities are governed by the Company’s Insider Trading Policy.

Section 8. Encouraging the Reporting of any Illegal or Unethical Behavior.

Senior Financial Officers must promote ethical behavior and create a culture of ethical compliance. Senior Financial Officers should foster an environment in which the Company: (a) encourages employees to talk to supervisors, managers and other appropriate personnel when in doubt about the best course of action in a particular situation; (b) encourages employees to report violations of laws, rules and regulations to appropriate personnel; and (c) informs employees that the Company will not allow retaliation for reports made in good faith.

Section 9. Conclusion.

Senior Financial Officers should communicate any suspected violations of this Code promptly to the Chair of the Audit Committee. The Board or a person or persons designated by the Board will investigate violations, and appropriate disciplinary action will be taken by the Board in the event of any violation of the Code, up to and including termination. Only the Audit Committee may grant any waivers of this policy.

PROXY

ASTA FUNDING, INC.

THIS

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

March 11, 2014

The undersigned hereby appoints Gary Stern and Robert J. Michel, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Asta Funding, Inc. (the “Company”) Annual Meeting of Stockholders to be held on March 11, 2014 and at any adjournments or postponements thereof (the “Meeting”), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF WEISERMAZARS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADOPTION OF THE STOCKHOLDER RIGHTS PLAN, AND FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER ACTION TO BE TAKEN ONLY AT A DULY CALLED ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS AND TO ELIMINATE ACTION BY WRITTEN CONSENT OF STOCKHOLDERS.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF ASTA FUNDING, INC.

MARCH 11, 2014

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ASTA FUNDING, INC.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on March 11, 2014. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, including financial statements, are available on the internet at http://www.proxydocs.com/asfi. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☑

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐ Gary Stern
☐ Arthur Stern
☐	WITHHOLD AUTHORITY	☐ Herman Badillo
	FOR ALL NOMINEES	☐ David Slackman
☐ Edward Celano
☐	FOR ALL EXCEPT	☐ Harvey Leibowitz
	(See instructions below)	☐ Louis A. Piccolo

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. Ratification of WeiserMazars LLP as Independent Registered Public Accounting Firm

For  ☐      Against  ☐      Abstain  ☐

1

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting. The Board of Directors is not aware of any such other matters.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS AND FOR WEISERMAZARS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2